Long-term Investments	12 Months Ended
Dec. 31, 2024
Long-term Investments
Long-term Investments

7.Long-term Investments

In April 2020, the Group partnered with an unrelated third-party investor to form a privately-held investing company in limited partnership, of which the Group holds 4% equity interest. The business is to invest enterprises in high-tech industries. The Group measures its equity securities without a readily determinable fair value at its cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer. The Group reclaimed US$0.01 million and US$0.001 million from this investment for the years ended December 31, 2023 and 2024, respectively. No impairment was recognized for the years ended December 31, 2023 and 2024.

In January 2022, the Group acquired 17.6% equity interests in a privately-held company for cash consideration of US$0.06 million, which the Group plans to hold for long term investment purpose. The Group accounts for equity investment in entities with significant influence but does not own a majority equity interest or otherwise control under equity-method accounting. The Group records equity method adjustments in share of profits and losses and continually reviews equity method investments to determine whether a decline in fair value to below the carrying value is other-than-temporary. The Group recognized a share of loss in equity method investment of US$0.06 million for the year ended December 31,2022. In 2023, the Group fully withdrew the investment due to the invested company’s reduction of capital.